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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K
                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 1996

                     Commission file number:  0-11965


                  PruTech Research and Development Partnership
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            (Exact name of Registrant as specified in its charter)

California                                                       13-3179284
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(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)

440 Mission Court, Suite 250, Fremont, California                  94539
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (510) 656-1855

                                  N/A
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Former name, former address and former fiscal year, if changed since last report.
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Item 5 - Other Events

R&D Funding Corp, as general partner of PruTech Research and Development Partnership (the "Partnership"), completed the liquidation of the Partnership's remaining assets in December 1996. On December 31, 1996, the Partnership made a final liquidating distribution to the limited partners ranging from $11.94 to $48.81 per unit, representing the Partnership's remaining cash, including proceeds from the sales of its remaining assets, reduced by amounts necessary to satisfy all of its remaining liabilities. As this distribution to the limited partners represented the final step in the dissolution and liquidation of the Partnership, the general partner terminated the Partnership effective December 31, 1996 by filing a certificate of cancellation with the Secretary of State of the state of California.


Item 7 - Financial Statements and Exhibits

(c)  Exhibits

 2.1 Letter to Limited Partners of PruTech Research and Development Partnership

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                                SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PruTech Research and Development Partnership

By:  R&D Funding Corp
     A Delaware corporation, General Partner

By: /s/ Michael S. Hasley                                 Date: January 6, 1997
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Michael S. Hasley
President for the Registrant

By:  R&D Funding Corp
     A Delaware corporation, General Partner


By: /s/ Steven Carlino                                    Date: January 6, 1997
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Steven Carlino
Vice President
Chief Accounting Officer for the Registrant